Exhibit 99.1

Paylocity Announces Second Quarter Fiscal Year 2020 Financial Results

•	Q2 2020 Recurring and Other Revenue of $128.0 million, up 25% year-over-year
•	Q2 2020 Total Revenue of $132.4 million, up 23% year-over-year

SCHAUMBURG, IL. – February 4, 2020 – Paylocity Holding Corporation (Nasdaq: PCTY), a leading provider of payroll and human capital management software solutions, today announced financial results for the second quarter of fiscal year 2020, which ended December 31, 2019.

“We had a nice second quarter, led by $128.0 million and 25% recurring and other revenue growth over the second quarter of last fiscal year,” said Steve Beauchamp, Chief Executive Officer of Paylocity. “Our sales team had a very strong quarter throughout our target market, continuing the sales momentum from Q1, and are off to their best start in quite some time. We are also pleased with our momentum in product development, which continues to pay dividends in the marketplace as Paylocity has once again been named an Overall Leader in 10 product categories in G2’s Winter 2020 Grid Report, including being named a leader in payroll for the enterprise segment for the first time.”

Second Quarter Fiscal 2020 Financial Highlights

Revenue:

•	Total revenue was $132.4 million, an increase of 23% from the second quarter of fiscal year 2019.
•	Total recurring and other revenue was $128.0 million, representing 97% of total revenue and an increase of 25% from the second quarter of fiscal year 2019.

Operating Income:

•	GAAP operating income was $6.1 million in the second quarter of fiscal year 2020 versus $7.0 million in the second quarter of fiscal year 2019.
•	Non-GAAP operating income was $21.1 million in the second quarter of fiscal year 2020 versus $17.7 million in the second quarter of fiscal year 2019.

Net Income:

•	GAAP net income was $5.5 million or $0.10 per share for the three months ended December 31, 2019 based on 55.8 million diluted weighted average common shares outstanding versus $5.7 million or $0.10 per share for the three months ended December 31, 2018 based on 55.1 million diluted weighted average common shares outstanding.

Adjusted EBITDA:

•	Adjusted EBITDA, a non-GAAP measure, was $30.3 million in the second quarter of fiscal year 2020 versus $26.1 million in the second quarter of fiscal year 2019.

Balance Sheet and Cash Flow:

•	Cash, cash equivalents and invested corporate cash totaled $152.4 million as of the end of the quarter.
•	Cash flow from operations for the second quarter of fiscal year 2020 was $27.8 million compared to $27.0 million for the second quarter of fiscal year 2019.

A reconciliation of GAAP to non-GAAP financial measures has been provided in this press release, including the accompanying tables. An explanation of these measures is also included below under the heading “Non-GAAP Financial Measures.”

Business Outlook

Based on information available as of February 4, 2020, Paylocity is issuing guidance for the third quarter and full fiscal year 2020 as indicated below.

Third Quarter 2020:

•	Total revenue is expected to be in the range of $168.5 million to $169.5 million, which represents 21% growth over the third quarter of fiscal 2019 total revenue.
•	Adjusted EBITDA, a non-GAAP measure, is expected to be in the range of $63.8 million to $64.8 million.

Fiscal Year 2020:

•	Total revenue is expected to be in the range of $572.5 million to $573.5 million, which represents 23% growth over fiscal 2019 total revenue.
•	Adjusted EBITDA, a non-GAAP measure, is expected to be in the range of $163.5 million to $165.5 million.

We are unable to reconcile these forward-looking non-GAAP financial measures to their directly comparable GAAP financial measures because the information which is needed to complete a reconciliation is unavailable at this time without unreasonable effort.

Conference Call Details

Paylocity will host a conference call to discuss its second quarter fiscal year 2020 results at 4:00 p.m. Central Time today (5:00 Eastern Time). A live audio webcast of the conference call, together with detailed financial information, can be accessed through the company's Investor Relations Web site at www.paylocity.com. Participants who choose to call in to the conference call can do so by dialing (855) 226-3021 or (315) 625-6892, passcode 2298048. A replay of the call will be available and archived via webcast at www.paylocity.com.

About Paylocity

Paylocity (NASDAQ: PCTY) is a leading provider of payroll and human capital management (HCM) software solutions. Paylocity’s comprehensive product suite delivers a unified platform for professionals to make strategic decisions in the areas of benefits, core HR, payroll, talent, and workforce management, while cultivating a modern workplace and improving employee engagement. Founded in 1997 and headquartered in Schaumburg, Ill., Paylocity has consistently been recognized nationally for its innovation, culture, and growth. Most recently, Paylocity was honored as #20 on Glassdoor’s Best Places to Work Employees’ Choice list; highlighted on several G2 Crowd Grid® Reports, including leading Satisfaction scores on 13 HCM software-focused reports; recognized as a top HR performer on the Workforce 100; and ranked #27 on Crain’s Fast 50 list of fastest-growing Chicago-area companies, among receiving a number of other national and local awards. For more information about Paylocity, visit www.paylocity.com.

Non-GAAP Financial Measures

The company uses certain non-GAAP financial measures in this release, including Adjusted EBITDA, adjusted gross profit, non-GAAP operating income, non-GAAP net income, non-GAAP net income per share, non-GAAP sales and marketing, non-GAAP total research and development and non-GAAP general and administrative and free cash flow. Generally, a non-GAAP financial measure is a numerical measure of a company’s performance, financial position or cash flow that either excludes or includes amounts that are not normally excluded or included in the most directly comparable measure calculated and presented in accordance with GAAP. We define Adjusted EBITDA as net income (loss) before interest expense, income tax expense (benefit), and depreciation and amortization expense, adjusted to eliminate stock-based compensation expense and employer payroll taxes related to stock releases and option exercises and other items as described later in this release. Adjusted gross profit is adjusted to eliminate stock-based compensation expense and employer payroll taxes related to stock releases and option exercises and amortization of capitalized internal-use software costs. Non-GAAP operating income is adjusted to eliminate stock-based compensation expense and employer payroll taxes related to stock releases and option exercises, the amortization of acquired intangibles and other items as described later in this release. Non-GAAP sales and marketing expense is adjusted to eliminate stock-based compensation expense and employer payroll taxes related to stock releases and option exercises. Non-GAAP general and administrative expense is adjusted to eliminate stock-based compensation expense and employer payroll taxes related to stock releases and option exercises, the amortization of acquired intangibles and other items as described later in this release. Non-GAAP net income and non-GAAP net income per share are adjusted to eliminate stock-based compensation expense and employer payroll taxes related to stock releases and option exercises, the amortization of acquired intangibles and other items as described later in this release, including the income tax effect on these items, the valuation allowance release, excess tax benefit related to employee stock-based compensation payments and the impact of tax reform. Non-GAAP total research and development is adjusted for capitalized internal-use software costs and to eliminate stock-based compensation expense and employer payroll taxes related to stock releases and option exercises. Free cash flow is defined as net cash provided by operating activities less capitalized internal-use software costs, purchase of property and equipment and lease allowances used for tenant improvements. Please note that other companies may define their non-GAAP financial measures differently than we do. Management presents certain non-GAAP financial measures in this release because it considers them to be important supplemental measures of performance. Management uses these non-GAAP financial measures for planning purposes, including analysis of the company's performance against prior periods, the preparation of operating budgets and to determine appropriate levels of operating and capital investments. Management believes that these non-GAAP financial measures provide additional insight for analysts and investors in evaluating the company's financial and operational performance. Management also intends to provide these non-GAAP financial measures as part of the company’s future earnings discussions and, therefore, the inclusion of the non-GAAP financial measures should provide consistency in the company’s financial reporting. Non-GAAP financial measures have limitations as an analytical tool. Investors are encouraged to review the reconciliation of the non-GAAP measures to their most directly comparable GAAP measures provided in this release.

Safe Harbor/forward looking statements

This press release contains forward-looking statements that involve substantial risks and uncertainties. All statements, other than statements of historical facts, included herein regarding Paylocity’s future operations, ability to scale its business, future financial position and performance, future revenues, projected costs, prospects, plans and objectives of management are forward-looking statements. The words “anticipate,” “believe,” “estimate,” “expect,” “intend,” “may,” “plan,” “will,” “would,” “seek” and similar expressions (or the negative of these terms) are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. These forward-looking statements include, among other things, statements about management's estimates regarding future revenues and financial performance and other statements about management’s beliefs, intentions or goals. Paylocity may not actually achieve the expectations disclosed in the forward-looking statements, and you should not place undue reliance on Paylocity’s forward-looking statements. These forward-looking statements involve risks and uncertainties that could cause actual results or events to differ materially from the expectations disclosed in the forward-looking statements, including, but not limited to Paylocity’s ability to retain existing clients and to attract new clients to enter into subscriptions for its services; Paylocity’s ability to sell new products and retain subscriptions for its existing products to its new and existing clients; the challenges associated with a growing company’s ability to effectively service clients in a dynamic and competitive market; challenges associated with expanding and evolving a sales organization to effectively address new geographies and products and services; Paylocity’s reliance on and ability to expand its referral network of third parties; difficulties associated with accurately forecasting revenue and appropriately planning expenses; challenges with managing growth effectively; difficulties in forecasting Paylocity’s tax position; risks related to regulatory, legislative and judicial uncertainty in Paylocity’s markets, including the potential repeal or replacement of the Affordable Care Act; continued acceptance of SaaS as an effective method for delivery of payroll and HCM solutions; Paylocity’s ability to protect and defend its intellectual property; the risk that Paylocity’s security measures are compromised or the unauthorized access to customer data; unexpected events in the market for Paylocity’s solutions; changes in the competitive environment in Paylocity’s industry and the markets in which it operates; adverse changes in general economic or market conditions; changes in the employment rates of Paylocity’s clients and the resultant impact on revenue; and other risks and potential factors that could affect Paylocity’s business and financial results identified in Paylocity’s filings with the Securities and Exchange Commission (the “SEC”), including its 10-K filed with the SEC on August 9, 2019. Additional information will also be set forth in Paylocity’s future quarterly reports on Form 10-Q, annual reports on Form 10-K and other filings that Paylocity makes with the SEC. These forward-looking statements represent Paylocity’s expectations as of the date of this press release. Subsequent events may cause these expectations to change, and Paylocity disclaims any obligations to update or alter these forward-looking statements in the future, whether as a result of new information, future events or otherwise.

PAYLOCITY HOLDING CORPORATION

Unaudited Consolidated Balance Sheets

(in thousands, except per share data)

	June 30,	December 31,
	2019	2019
Assets
Current assets:
Cash and cash equivalents	$132,476	$75,900
Corporate investments	29,314	69,849
Accounts receivable, net	4,358	4,348
Deferred contract costs	21,677	26,150
Prepaid expenses and other	13,895	12,876
Total current assets before funds held for clients	201,720	189,123
Funds held for clients	1,394,469	1,845,294
Total current assets	1,596,189	2,034,417
Capitalized internal-use software, net	27,486	31,619
Property and equipment, net	70,056	71,090
Operating lease right-of-use assets	—	51,659
Intangible assets, net	10,751	9,626
Goodwill	9,590	9,590
Long-term deferred contract costs	81,422	99,383
Long-term prepaid expenses and other	1,975	8,290
Deferred income tax assets	6,472	7,758
Total assets	$1,803,941	$2,323,432

Liabilities and Stockholders’ Equity
Current liabilities:
Accounts payable	$3,954	$3,714
Accrued expenses	57,625	62,853
Total current liabilities before client fund obligations	61,579	66,567
Client fund obligations	1,394,469	1,845,294
Total current liabilities	1,456,048	1,911,861
Deferred rent	31,263	—
Long-term operating lease liabilities	—	76,929
Other long-term liabilities	1,723	1,360
Deferred income tax liabilities	6,943	1,718
Total liabilities	$1,495,977	$1,991,868
Stockholders’ equity:
Preferred stock, $0.001 par value, 5,000 authorized, no shares issued and outstanding at June 30, 2019 and December 31, 2019	$—	$—
Common stock, $0.001 par value, 155,000 shares authorized at June 30, 2019 and December 31, 2019; 53,075 shares issued and outstanding at June 30, 2019 and 53,573 shares issued and outstanding at December 31, 2019	53	54
Additional paid-in capital	207,982	212,240
Retained earnings	99,817	119,190
Accumulated other comprehensive income	112	80
Total stockholders’ equity	$307,964	$331,564
Total liabilities and stockholders’ equity	$1,803,941	$2,323,432

PAYLOCITY HOLDING CORPORATION

Unaudited Consolidated Statements of Operations and Comprehensive Income

(in thousands, except per share data)

	Three Months Ended		Six Months Ended
	December 31,		December 31,
	2018	2019	2018	2019
Revenues:
Recurring and other revenue	$102,739	$127,980	$199,741	$249,853
Interest income on funds held for clients	4,465	4,394	7,967	9,241
Total revenues	107,204	132,374	207,708	259,094
Cost of revenues	38,070	45,424	74,012	88,054
Gross profit	69,134	86,950	133,696	171,040
Operating expenses:
Sales and marketing	26,570	37,293	52,988	74,250
Research and development	12,798	15,410	24,198	29,804
General and administrative	22,739	28,133	45,707	54,872
Total operating expenses	62,107	80,836	122,893	158,926
Operating income	7,027	6,114	10,803	12,114
Other income	346	285	615	759
Income before income taxes	7,373	6,399	11,418	12,873
Income tax expense (benefit)	1,669	932	(4,138)	(6,500)
Net income	$5,704	$5,467	$15,556	$19,373
Other comprehensive loss, net of tax
Unrealized losses on securities, net of tax	(15)	(36)	—	(32)
Total other comprehensive loss, net of tax	(15)	(36)	—	(32)
Comprehensive income	$5,689	$5,431	$15,556	$19,341

Net income per share:
Basic	$0.11	$0.10	$0.29	$0.36
Diluted	$0.10	$0.10	$0.28	$0.35

Weighted-average shares used in computing net income per share:
Basic	52,842	53,542	52,853	53,415
Diluted	55,081	55,826	55,232	55,692

Stock-based compensation expense and employer payroll taxes related to stock releases and option exercises for the three and six months ended December 31 are included in the above line items:

	Three months ended December 31,		Six months ended December 31,
	2018	2019	2018	2019
Cost of revenues	$1,319	$1,465	$2,915	$3,197
Sales and marketing	2,004	3,393	3,971	7,737
Research and development	1,467	1,783	3,131	3,583
General and administrative	5,368	6,188	11,127	12,341
Total	$10,158	$12,829	$21,144	$26,858

PAYLOCITY HOLDING CORPORATION

Unaudited Consolidated Statements of Cash Flows

(in thousands)

	Six Months Ended December 31,
	2018 (1)	2019
Cash flows from operating activities:
Net income	$15,556	$19,373
Adjustments to reconcile net income to net cash provided by operating activities:
Stock-based compensation expense	19,524	24,832
Depreciation and amortization expense	16,801	18,261
Deferred income tax benefit	(4,139)	(6,500)
Provision for doubtful accounts	112	63
Net accretion of discounts and amortization of premiums on available-for-sale securities	(893)	(1,052)
Amortization of debt issuance costs	—	73
Loss on disposal of equipment	357	250
Changes in operating assets and liabilities:
Accounts receivable	(926)	(53)
Deferred contract costs	(14,156)	(22,434)
Prepaid expenses and other	635	773
Accounts payable	147	261
Accrued expenses and other	1,027	2,231
Tenant improvement allowance	251	—
Net cash provided by operating activities	34,296	36,078
Cash flows from investing activities:
Purchases of available-for-sale securities and other	(117,053)	(253,950)
Proceeds from sales and maturities of available-for-sale securities	88,879	124,780
Capitalized internal-use software costs	(9,425)	(12,139)
Purchases of property and equipment	(7,532)	(12,398)
Lease allowances used for tenant improvements	(251)	—
Net cash used in investing activities	(45,382)	(153,707)
Cash flows from financing activities:
Net change in client fund obligations	33,159	450,825
Repurchases of common shares	(34,991)	—
Proceeds from exercise of stock options	85	—
Proceeds from employee stock purchase plan	2,824	3,961
Taxes paid related to net share settlement of equity awards	(18,878)	(25,954)
Payment of debt issuance costs	—	(675)
Net cash provided by (used in) financing activities	(17,801)	428,157
Net change in cash, cash equivalents and funds held for clients' cash and cash equivalents	(28,887)	310,528
Cash, cash equivalents and funds held for clients' cash and cash equivalents—beginning of period	1,239,731	1,426,143
Cash, cash equivalents and funds held for clients' cash and cash equivalents—end of period	$1,210,844	$1,736,671
Supplemental Disclosure of Non-Cash Investing and Financing Activities
Purchases of property and equipment, accrued but not paid	$252	$—
Supplemental Disclosure of Cash Flow Information
Cash paid for interest	$—	$53
Cash paid for income taxes, net of refunds	$357	$19
Reconciliation of cash, cash equivalents and funds held for clients' cash and cash equivalents to the Consolidated Balance Sheets
Cash and cash equivalents	$84,114	$75,900
Funds held for clients' cash and cash equivalents	1,126,730	1,660,771
Total cash, cash equivalents and funds held for clients' cash and cash equivalents	$1,210,844	$1,736,671

(1) Certain amounts have been reclassified to reflect the adoption of Accounting Standards Update (“ASU”) No. 2016-18, “Statement of Cash Flows (Topic 230): Restricted Cash (a consensus of the FASB Emerging Issues Task Force).” Refer to Note 2 of the audited consolidated financial statements included in the Annual Report on Form 10-K for the fiscal year ended June 30, 2019.

Paylocity Holding Corporation

Reconciliation of GAAP to non-GAAP Financial Measures

(In thousands except per share data)

	Three months Ended December 31,		Six months Ended December 31,
	2018	2019	2018	2019
Reconciliation from gross profit to adjusted gross profit:
Gross profit	$69,134	$86,950	$133,696	$171,040
Amortization of capitalized internal-use software costs	4,418	4,690	8,630	9,147
Stock-based compensation expense and employer payroll taxes related to stock releases and option exercises	1,319	1,465	2,915	3,197
Adjusted gross profit	$74,871	$93,105	$145,241	$183,384

	Three months Ended December 31,		Six months Ended December 31,
	2018	2019	2018	2019
Reconciliation from operating income to non-GAAP operating income:
Operating income	$7,027	$6,114	$10,803	$12,114
Stock-based compensation expense and employer payroll taxes related to stock releases and option exercises	10,158	12,829	21,144	26,858
Amortization of acquired intangibles	563	562	1,126	1,125
Other items (1)	-	1,606	-	2,562
Non-GAAP operating income	$17,748	$21,111	$33,073	$42,659

	Three months Ended December 31,		Six months Ended December 31,
	2018	2019	2018	2019
Reconciliation from net income to non-GAAP net income:
Net income	$5,704	$5,467	$15,556	$19,373
Stock-based compensation expense and employer payroll taxes related to stock releases and option exercises	10,158	12,829	21,144	26,858
Amortization of acquired intangibles	563	562	1,126	1,125
Other items (1)	-	1,606	-	2,562
Income tax effect on adjustments (2)	(3,649)	(423)	(14,039)	(9,551)
Non-GAAP net income	$12,776	$20,041	$23,787	$40,367

	Three months Ended December 31,		Six months Ended December 31,
	2018	2019	2018	2019
Calculation of non-GAAP net income per share:
Non-GAAP net income	$12,776	$20,041	$23,787	$40,367
Diluted weighted-average number of common shares	55,081	55,826	55,232	55,692
Non-GAAP net income per share	$0.23	$0.36	$0.43	$0.72

	Three months Ended December 31,		Six months Ended December 31,
	2018	2019	2018	2019
Reconciliation from net income to Adjusted EBITDA:
Net income	$5,704	$5,467	$15,556	$19,373
Interest expense	-	103	-	188
Income tax expense (benefit)	1,669	932	(4,138)	(6,500)
Depreciation and amortization expense	8,569	9,328	16,801	18,261
EBITDA	15,942	15,830	28,219	31,322
Stock-based compensation expense and employer payroll taxes related to stock releases and option exercises	10,158	12,829	21,144	26,858
Other items (1)	-	1,606	-	2,562
Adjusted EBITDA	$26,100	$30,265	$49,363	$60,742

	Three months Ended December 31,		Six months Ended December 31,
	2018	2019	2018	2019
Reconciliation of non-GAAP Sales and Marketing:
Sales and Marketing	$26,570	$37,293	$52,988	$74,250
Stock-based compensation expense and employer payroll taxes related to stock releases and option exercises	2,004	3,393	3,971	7,737
Non-GAAP Sales and Marketing	$24,566	$33,900	$49,017	$66,513

	Three months Ended December 31,		Six months Ended December 31,
	2018	2019	2018	2019
Reconciliation of non-GAAP Total Research and Development:
Research and Development	$12,798	$15,410	$24,198	$29,804
Capitalized internal-use software costs	4,424	5,425	9,425	12,139
Stock-based compensation expense and employer payroll taxes related to stock releases and option exercises	1,467	1,783	3,131	3,583
Non-GAAP Total Research and Development	$15,755	$19,052	$30,492	$38,360

	Three months Ended December 31,		Six months Ended December 31,
	2018	2019	2018	2019
Reconciliation of non-GAAP General and Administrative:
General and Administrative	$22,739	$28,133	$45,707	$54,872
Stock-based compensation expense and employer payroll taxes related to stock releases and option exercises	5,368	6,188	11,127	12,341
Amortization of acquired intangibles	563	562	1,126	1,125
Other items (1)	-	1,606	-	2,562
Non-GAAP General and Administrative	$16,808	$19,777	$33,454	$38,844

(1) Represents nonrecurring costs including the settlement of a certain legal matter and related litigation costs of $1.6 million and $2.0 million for the three and six months ended December 31, 2019, respectively, and lease exit and transaction costs of $0.6 million incurred during the six months ended December 31, 2019.

(2) Income tax effect on adjustments: Includes the income tax effect on non-GAAP net income adjustments related to stock-based compensation expense and employer payroll taxes related to stock releases and option exercises, excess deductible federal and state tax windfall on stock-based compensation, and amortization of acquired intangibles and other items.